GE CAPITAL MORTGAGE SERVICES, INC.                                Exhibit #99.33
Home Equity Loan Pass-Through Certificates,
Series 1996-HE3
EXHIBIT D
FORM OF SERVICER'S CERTIFICATE

NOVEMBER, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

                                              ---------------

     (1) Aggregate Monthly Payments Due:         1,116,891.77
                                              ---------------

     (2)  Aggregate Monthly Payments
          received and Monthly Advances
          made this Month:

          (a) Principal                            155,535.02
                                              ---------------
          (b) Interest                             944,375.63
                                              ---------------
          (c) Total                              1,099,910.65
                                              ---------------

     (3)  Aggregate Principal
          Prepayments in part received
          on Self-Amortizing Mortgage
          Loans and applied in the
          applicable Prepayment Period:

          (a) Principal                             42,124.22
                                              ---------------
          (c) Total                                 42,124.22
                                              ---------------

     (4)  Aggregate Principal
          Prepayments in full received
          in the applicable Prepayment
          period:

          (a) Principal                            696,915.55
                                              ---------------
          (b) Interest                               9,446.02

                                              ---------------
          (c) Total                                706,361.57
                                              ---------------

     (5)  Aggregate Insurance Proceeds
          (inculding purchases of
          Mortgage Loans by primary
          mortgage insurers) for prior
          month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (6)  Aggregate Liquidation Proceeds
          for prior month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (7)  Aggregate Purchase Prices for
          Defaulted Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (8)  Aggregate Purchase Prices for
          (and substitution adjustments)
          for Defective Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (9)  Aggregate Purchase Prices for
          for Document Deficiencies per
          Sec. 2.02


          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------


     (10) Pool Principal Balance               116,797,048.40
                                              ---------------

     (11) Available Funds:                       1,798,768.19
                                              ---------------

     (12) Realized Losses for
          prior month:                                   0.00
                                              ---------------

     (13) Aggregate Realized
          Losses:                                        0.00
                                              ---------------
          (a) Deficient Valuations                       0.00
                                              ---------------
          (b) Special Hazard Losses                      0.00
                                              ---------------
          (c) Fraud Losses                               0.00
                                              ---------------
          (d) Excess Bankruptcy Losses                   0.00
                                              ---------------
          (e) Excess Special Hazard Losses               0.00
                                              ---------------
          (f) Excess Fraud Losses                        0.00
                                              ---------------

     (14) Compensating Interest
          Payment:                                     866.09
                                              ---------------

     (15) Net Simple Interest
          Shortfall:                                     0.00
                                              ---------------

     (16) Net Simple Interest
          Excess:                                        0.00
                                              ---------------

     (17) Simple Interest Shortfall
          Payment:                                       0.00
                                              ---------------

     (18) Unpaid Net Simple Interest

          Shortfall:

          Class A1     36157TJ51                         0.00
                       -------------          ---------------
          Class A2     36157TJ69                         0.00
                       -------------          ---------------
          Class A3     36157TJ77                         0.00
                       -------------          ---------------
          Class A4     36157TJ85                         0.00
                       -------------          ---------------
          Class A5     36157TJ93                         0.00
                       -------------          ---------------
          Class S      36196HE3S                         0.00
                                              ---------------
          Class M      36157TK26                         0.00
                                              ---------------
          Class B1     36157TK34                         0.00
                                              ---------------
          Class B2     36157TK42                         0.00
                                              ---------------
          Class B3     36157TK75                         0.00
                                              ---------------
          Class B4     36157TK83                         0.00
                                              ---------------
          Class B5     36157TK91                         0.00
                                              ---------------

     (19) Class Certificate Interest
          Rate:

          Class A5     36157TJ93                         7.93%
                       -------------          ---------------
          Class M      36157TK26                         8.25%
                       -------------          ---------------
          Class B1     36157TK34                         8.25%
                       -------------          ---------------
          Class B2     36157TK42                         8.25%
                       -------------          ---------------

          Class B3     36157TK75                         8.25%
                       -------------          ---------------
          Class B4     36157TK83                         8.25%
                       -------------          ---------------
          Class B5     36157TK91                         8.25%
                       -------------          ---------------
          Class S      36196HE3S                         1.99%
                       -------------          ---------------

          (20) Accrued Certificate Interest
                 and Pay-out Rate:

          Class A1     36157TJ51                   213,692.53             6.950%

                       -------------          ---------------------------------
          Class A2     36157TJ69                    70,623.58             6.950%
                       -------------          ---------------------------------
          Class A3     36157TJ77                   144,489.58             7.150%
                       -------------          ---------------------------------
          Class A4     36157TJ85                   142,589.25             7.485%
                       -------------          ---------------------------------
          Class A5     36157TJ93                    72,058.06             7.925%
                       -------------          ---------------------------------
          Class S      36196HE3S                   194,152.61              1.99%
                       -------------          ---------------------------------
          Class M      36157TK26                    18,967.42              8.25%
                       -------------          ---------------------------------
          Class B1     36157TK34                    20,178.12              8.25%
                       -------------          ---------------------------------
          Class B2     36157TK42                     6,860.57              8.25%
                       -------------          ---------------------------------
          Class B3     36157TK75                    11,299.74              8.25%
                       -------------          ---------------------------------
          Class B4     36157TK83                     4,035.63              8.25%
                       -------------          ---------------------------------
          Class B5     36157TK91                     5,246.31              8.25%
                       -------------          ---------------------------------
          Total                                    904,193.40

     (21) Principal distributable:

          Class A1     36157TJ51                   881,594.39
                       -------------          ---------------
          Class A2     36157TJ69                         0.00
                       -------------          ---------------
          Class A3     36157TJ77                         0.00
                       -------------          ---------------
          Class A4     36157TJ85                         0.00
                       -------------          ---------------
          Class A5     36157TJ93                         0.00
                       -------------          ---------------
          Class M      36157TK26                     3,697.44
                       -------------          ---------------
          Class B1     36157TK34                     3,933.45
                       -------------          ---------------
          Class B2     36157TK42                     1,337.38
                       -------------          ---------------
          Class B3     36157TK75                     2,202.73
                       -------------          ---------------
          Class B4     36157TK83                       786.69
                       -------------          ---------------
          Class B5     36157TK91                     1,022.70
                       -------------          ---------------
          Class R1     36157TK59                         0.00
                       -------------          ---------------
          Class R2     36157TK67                         0.00
                       -------------          ---------------
          Total                                    894,574.79


     (22) Additional distributions to
          the Class R1 Certificate
          pursuant to Section 2.05 (d):                  0.00
                                              ---------------

     (23) Additional distributions to
          the Class R2 Certificate
          pursuant to Section 4.01 (b):                  0.00
                                              ---------------

B.   Other Amounts:

     1.   Senior Percentage for such
          Distribution Date                         91.707414%
                                              ---------------

     2.   Senior Prepayment Percentage
          for such Distribution Date                   100.00%
                                              ---------------

     3.   Junior Percentage for such
          Distribution Date                          8.292586%
                                              ---------------

     4.   Junior Prepayment Percentage
          for such Distribution Date                     0.00%
                                              ---------------

     5.   Subordinate Certificate Writedown
          Amount for such Distribution Date              0.00

     6.   Prepayment Distribution Triggers
          satisfied:                                       Yes          No
                                                           ---          --

                           Class B1                                     X
                                          ------------------------------------
                           Class B2                                     X
                                          ------------------------------------
                           Class B3                                     X
                                          ------------------------------------
                           Class B4                                     X
                                          ------------------------------------
                           Class B5                                     X
                                          ------------------------------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.



GE CAPITAL MORTGAGE SERVICES, INC.


By: /S/Christine M. Trotto
-------------------------------------------
Name: Christine M. Trotto
Title: Assistant Vice President